Q2 2018 earnings release July 18, 2018 Exhibit 99.2

disclaimer Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: risks relating to our ability to consummate the pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., including the possibility that the expected benefits related to the pending acquisitions may not materialize as expected; of the pending acquisitions not being timely completed, if completed at all; that prior to the completion of the pending acquisitions, the targets’ businesses could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; and of the parties’ being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within our management’s expected timeframes or at all; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., and our prior acquisitions of the operating assets of Interstate Capital Corporation and certain of its affiliates, Valley Bancorp, Inc., and nine branches from Independent Bank in Colorado) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 13, 2018. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of June 30, 2018. PAGE company OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com Community Banking Full suite of deposit products and services focused on growing core deposits Focused on business lending including CRE Minimal consumer lending and no active single-family mortgage origination Differentiated Model Focus on core deposit funding as well as commercial finance produces top decile net interest margins Multiple product types and broad geographic footprint creates a more diverse business model than other banks our size Executive team and business unit leaders have deep experience in much larger financial institutions Commercial Finance Factoring, asset based lending, equipment finance, and premium finance We focus on what we know: executives leading these platforms all have decades of experience in their respective markets Credit risk is well diversified across industries, product type, and geography

PLATFORM OVERVIEW - LENDING PAGE 26% Texas Geographic Concentrations1 as of June 30, 2018 Diversification by asset class, geography, and collateral Commercial Finance target mix of 40% Industry leading portfolio yields 1 Excludes factored receivables 25% Colorado 1% Kansas 7% Iowa 17% Illinois

PLATFORM OVERVIEW – branch network PAGE team members(2) Western division 32 branches in Colorado 2 branches in western Kansas MIDwest division 10 branches in the Quad Cities metroplex 8 branches throughout northern and central Illinois Dallas Corporate Headquarters 1 branch (Primarily CODs) Currently constructing a full service branch

PLATFORM OVERVIEW – COMMERCIAL FINANCE PAGE Triumph Commercial Finance Asset Based Lending Borrowing base working capital lending Focus on facilities between $1MM - $20MM Core industries include manufacturing, distribution, and services Equipment Finance Secured by revenue producing, essential-use equipment with broad resale markets Core markets include transportation, construction, and environmental services Triumph Business Capital Commercial Finance Triumph Premium Finance Factoring Among the largest discount factors in the transportation sector Clients include small owner-operator trucking companies, mid-sized fleets, and freight broker relationships Expanding client industry niches to include staffing, distribution, and other sectors Premium Finance Customized premium finance solutions for the acquisition of property and casualty insurance coverage We are a market leader for financial services to small businesses and the lower end of the middle market

LOAN PORTFOLIO DETAIL PAGE Community Banking Commercial Finance Loans Held for Investment Chart data labels – dollars in millions 42916 43008 43100 43190 43281 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,493.4259999999999 1,538.607 1,913.336 1,937.463 1,989.508 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 219.904 226.12 254.119 260.50200000000001 290.31400000000002 0.240534436275119 Commercial Finance: Asset based lending (General) 188.25700000000001 193.88399999999999 213.471 230.31399999999999 261.41199999999998 0.21658820468717113 Premium Finance 31.274000000000001 57.082999999999998 55.52 48.561 51.415999999999997 4.2599800820909486E-2 Factored receivables 293.63299999999998 341.88 374.41 397.14499999999998 603.81200000000001 0.5002775582168002 Q2 2018 Commercial Finance Products $1,206.9540000000002 Community Banking $1,989.508 Real Estate & Farmland $1,214.404 Commercial Real Estate $766.83900000000006 Commercial $403.30099999999993 Construction, Land Development, Land $147.852 Consumer $28.774999999999999 1-4 Family Residential Properties $122.65300000000001 Mortgage Warehouse $343.02800000000002 Farmland $177.06 Commercial $403.30099999999993 Consumer $28.774999999999999 Community Banking Mortgage Warehouse $343.02800000000002 Agriculture 133.30000000000001 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $766.8 Construction, Land & Development $147.9 1-4 Family Residential $122.7 Farmland $177.1 COMMERCIAL Agriculture $133.30000000000001 General $270 CONSUMER $28.7 <<<<<<<<<< ROUNDED MORTGAGE WAREHOUSE $343 FACTORED RECEIVABLES $1,989.4999999999998 Triumph Business Capital $577.5 Triumph Commercial Finance $26.3 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $290.3 ASSET BASED LENDING $261.39999999999998 PREMIUM FINANCE $51.5 <<<<<<<<<< ROUNDED $1,207 42916 43008 43100 43190 43281 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,493.4259999999999 1,538.607 1,913.336 1,937.463 1,989.508 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 219.904 226.12 254.119 260.50200000000001 290.31400000000002 0.240534436275119 Commercial Finance: Asset based lending (General) 188.25700000000001 193.88399999999999 213.471 230.31399999999999 261.41199999999998 0.21658820468717113 Premium Finance 31.274000000000001 57.082999999999998 55.52 48.561 51.415999999999997 4.2599800820909486E-2 Factored receivables 293.63299999999998 341.88 374.41 397.14499999999998 603.81200000000001 0.5002775582168002 Q2 2018 Commercial Finance Products $1,206.9540000000002 Community Banking $1,989.508 Real Estate & Farmland $1,214.404 Commercial Real Estate $766.83900000000006 Commercial $403.30099999999993 Construction, Land Development, Land $147.852 Consumer $28.774999999999999 1-4 Family Residential Properties $122.65300000000001 Mortgage Warehouse $343.02800000000002 Farmland $177.06 Commercial $403.30099999999993 Consumer $28.774999999999999 Community Banking Mortgage Warehouse $343.02800000000002 Agriculture 133.30000000000001 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $766.8 Construction, Land & Development $147.9 1-4 Family Residential $122.7 Farmland $177.1 COMMERCIAL Agriculture $133.30000000000001 General $270 CONSUMER $28.7 <<<<<<<<<< ROUNDED MORTGAGE WAREHOUSE $343 FACTORED RECEIVABLES $1,989.4999999999998 Triumph Business Capital $577.5 Triumph Commercial Finance $26.3 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $290.3 ASSET BASED LENDING $261.39999999999998 PREMIUM FINANCE $51.5 <<<<<<<<<< ROUNDED $1,207

Return on Average Assets (“ROAA”) GAAP: 1.37% Core: 1.46% Goal: > 1.80% Net Overhead Ratio Net Interest Income to Average Assets(1) Credit Costs(2) Pre-Provision Net Revenue Taxes GAAP: 5.89% Core: 5.89% Goal: > 5.00% GAAP: 3.59% Core: 3.47% Goal: < 3.00% GAAP: 2.30% Core: 2.42% Goal: > 2.80% GAAP: 0.54% Core: 0.54% Goal: ~0.40% GAAP: 0.39% Core: 0.42% Goal: ~0.53% Long term performance goals vs Actual Q2 PAGE (1) Net interest income includes discount accretion of $3.6 million, or 0.40% of average total assets. (2) Credit costs include provision for loan loss contributed by Interstate Capital Corporation of $1.8 million, or 0.19% of average assets, to provide for the turnover of the receivables subsequent to acquisition as well as portfolio growth. Performance metrics presented are for the three months ended June 30, 2018. Core performance ratios are adjusted to exclude material gains and expenses associated with merger and acquisition-related activities, including divestitures. Reconciliations of these financial measures can be found at the end of the presentation. Performance goals have been revised to reflect the expected impact of the Tax Cuts and Jobs Act.

INVESTMENT CONSIDERATIONS PAGE Coverage Analysts: Brad Milsaps – Sandler O’Neill & Partners Jared Shaw – Wells Fargo Securities, LLC Stephen Moss – FBR Capital Markets & Co. Brett Rabatin – Piper Jaffray & Co. Gary Tenner – D.A. Davidson & Co. Brady Gailey – Keefe, Bruyette & Woods, a Stifel Company Matthew Olney – Stephens, Inc.

Q2 2018 HIGHLIGHTS and recent developments PAGE Diluted earnings per share of $0.47 for the quarter Adjusted diluted earnings per share were $0.50, which exclude $1.1 million of transaction costs, $0.8 million net of tax, related to our acquisition of Interstate Capital Corporation Total loans held for investment portfolio growth of $322.5 million, organic portfolio growth of $191.5 million Commercial finance loan portfolio growth of $270.4 million, including a $206.7 million increase in factored receivables Mortgage warehouse facilities growth of $57.6 million On June 2, 2018, we acquired substantially all of the operating assets of, and assumed certain liabilities associated with, Interstate Capital Corporation’s accounts receivable factoring business. As part of the acquisition, we acquired $131.0 million of factored receivables We completed a public offering of 5.4 million shares of our common stock on April 12, 2018. Our net proceeds from the offering were $192.1 million On April 9, 2018, we entered into agreements to acquire First Bancorp of Durango, Inc. and Southern Colorado Corp., which had a combined $734 million in assets, including $308 million in loans, and $653 million in deposits at December 31, 2017, for aggregate cash consideration of approximately $147.5 million $12.2 million Net income to common stockholders COMMERCIAL FINANCE LOAN GROWTH 28.9% NIM 6.36% Net Interest Margin (5.92% adjusted)1 ROAA 1.37% Return on Average Assets TCE/TA 13.05% Tangible Common Equity / Tangible Assets1 1 Reconciliations of non-GAAP financial measures can be found at the end of the presentation loan yields and NET INTEREST MARGIN PAGE *Reconciliations of non-GAAP financial measures can be found at the end of the presentation. **SNL U.S. Bank $1-$5B: Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL’s coverage universe with $1B to $5B in Assets. Q2 2018 SNL data not available, Net Interest Margin Loan yields

TRIUMPH BUSINESS CAPITAL FACTORING PAGE Yield of 18.70% in the second quarter Average annual charge-off rate of 0.41% over the past 3 years 5,584 factoring clients at June 30, 2018 * On June 2, 2018, we acquired the transportation factoring assets of Interstate Capital Corporation and certain of its affiliates.

Annual Gross Revenues (8% GDP) $750 Billion : 4 Million Trucks For-Hire $400 Billion : 2.6 Million Trucks *This data utilizes high-level estimates from multiple data sources including FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports and Triumph’s own portfolio data. Triumph purchases ~ $4.5 billion invoices from our Target Market or ~ 8% of the available ~$60 billion market. Contract $225 Billion 3PLs/Broker $175 Billion Fleet Size Nbr. Carriers Nbr. Trucks 1 to 5 189,200 300,000 6 to 25 32,200 350,000 26 to 100 8,400 400,000 101 to 1,000 2,500 550,000 Over 1,000 200 1,000,000 All Carriers 232,000 2,600,000 Annual Revenue Nbr. 3 PL’s $ Billions Inactive 5,300 Under $1 Million 11,300 2 $1 - $10 Million 2,100 6 $10 - $100 Million 500 22 Over $100 Million 300 145 All 3 PLs 19,500 175 ~$170 Billion triumph’s transportation finance opportunity PAGE ~$60 Billion

# FACTORING 101


Client
Account Debtor
TRIUMPH
BUSINESS CAPITAL
(Factor)

### Triumph Business Capital Economics:

1. Our client performs services for the account debtor.
2. The client generates an invoice for $1,000 payable in 30 days.
3. The client sells the invoice to Triumph (factor), who pays the client $900 ($1,000 less a 10% cash reserve or "holdback").
4. Triumph employs $900 of funds to acquire the invoice. We charge a 2.5% discount fee ($25), which reflects a ~2.8% yield on the actual funds employed. Assuming a similarly sized invoice, with the client, was collected ("turned") every 36 days (or ~10 times per year) Triumph's annualized yield on the $900 of Net Funds Employed is ~28% ($25 fee * 10 purchases annually / $900).
5. When the invoice is collected, the 10% holdback less our fee is paid to the client.

### What is factoring?

- Factoring is one of the oldest forms of finance.
- Factoring is a financial transaction in which a business *sells* its accounts receivable to a third party (factor) at a discount. A business typically factors its receivable assets to meet its present and immediate cash needs. The transaction is a purchase, <u>not</u> a loan.

### What is the market?

- Factoring industry data is limited. Based on IFA* studies and discussions with industry experts, we estimate the market, excluding traditional factoring (textiles, furniture, etc.), at ~$100B in annual purchases.
  - Given these estimates, we assume transportation factoring is 35-40% of that market.
    - We represent ~5% of the total market and ~10% of the transportation market.
    - We are among the 3 largest discount transportation factors and in the top 10 overall of discount factors.

### Who are our clients?

- Our typical client has limited financial systems.
- We factor clients with historical losses, little (if any) net worth, early stage (less than 3 years activity) businesses, turnarounds and restructurings.

### Who is Triumph Business Capital?

- We are a highly specialized factor in the transportation space factoring 3 groups of clients:
  - Recourse trucking
  - Non-recourse trucking (owner / operators)
  - Freight brokers
  - Other industry verticals
    - Similar collateral and portfolio servicing characteristics (staffing, warehousing, etc.)

*IFA is the International Factoring Association and can be found at http://www.factoring.org

TRIUMPH PAGE 14

# TRIUMPHPAY 101



(Client) Broker
1 Approved Invoice
QuickPay
2 Yes
Pay Carrier $1,980
24h
TRIUMPH PAY
3 TBC drafts $2,000 from Broker
20
$10 Revenue Share Paid Monthly
4
No
5
Pay Carrier $2,000
21
TRIUMPH BUSINESS CAPITAL

### What is TriumphPay?

TriumphPay is a reverse factoring product that connects our proprietary payment processing system with a broker or third party logistics' (3PL) transportation management and accounting system to facilitate payments to carriers, provide improved liquidity options to clients, and generate enhanced revenue opportunities for both TBK and the client through QuickPay programs.

### What is the market?

Based on our analysis of the third party logistics/broker portion of the for-hire trucking market, we estimate the market to be **~$170 billion**.

### Who is the Customer?

Large and mid-sized freight brokers and 3PL firms who are suffering from factor fatigue, desire enhanced liquidity options and expanded revenue opportunities.

### TriumphPay Economics:

1. Client approves invoice for $2,000. Payment terms are 21 days.
2. Carrier opts for QuickPay. Triumph pays the carrier $1,980 same day or next day. The $20 difference represents the QuickPay fee. That fee is then split between the broker and Triumph, $10 each.
3. At day 20, Triumph drafts $2,000 from the broker.
4. The $10 fee retained by Triumph equates to an annualized yield of 9.2% ($10 fee / $1,980 advanced x 365 days / 20 days).

### No QuickPay

5. If the carrier declines to use QuickPay, at Day 20 Triumph drafts $2,000 from Broker. Triumph then pays the Carrier on Day 21. One day float to Triumph.

TRIUMPH PAGE 15

Loan portfolio PAGE * Net charge-offs totaled $2 thousand for the quarter, resulting in a net charge-offs to average loans ratio of 0.00%. **Loans with a fair value of $95.8 million and original purchase discount of $3.4 million were acquired in the Independent Bank Group, Inc. branch acquisition, and loans with a fair value of $171.2 million and original purchase discount of $6.6 million were acquired in the Valley Bancorp, Inc. acquisition. ***Includes $1.6 million of discount accretion related to the factored receivables acquired from Interstate Capital Corporation.

DEPOSIT MIX AND GROWTH PAGE *Deposits totaling $160.7 million were assumed in the Independent Bank Group, Inc. branch acquisition, and deposits totaling $293.4 million were assumed in the Valley Bancorp, Inc. acquisition.

FINANCIAL HIGHLIGHTS PAGE Reconciliations of non-GAAP financial measures can be found at the end of the presentation Metric adjusted to exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary 43281QTD 43190QTD 43100QTD 43008QTD 42916QTD 43281 43190 43100 43008 42916 As of and For the Three Months Ended Key Metrics June 30, March 31, December 31, September 30, June 30, 2018 2018 2017 2017 2017 Performance ratios - annualized ROAA Return on average assets 1.368913918307048% 1.43488217291413% .786268711225136% 1.362122945798712% 1.422649038849168% ROATCE Return on average tangible common equity (ROATCE) (1) 9.950252430952552% 0.14748163086412747 7.328496087154611% 0.12284750027325204 0.1494382760960809 Yield_Loans Yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% CostOfTotalDeposits Cost of total deposits .728648800964141% .676491909921952% .67167243603311% .64135770121693% .598090330467494% NIM Net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% Net_Nonint_Exp_Avg_Assets Net non-interest expense to average assets 3.587460180756773% 3.432773044113241% 3.645047693626371% 3.349770781048048% 3.257901530873664% Net_Nonint_Exp_Avg_Assets_Adj Adjusted net non-interest expense to average assets (1)(2) 3.46654615798428% 3.560131312614495% 3.434563871673167% 3.349770781048048% 3.257901530873664% Efficiency_Unadjusted Efficiency ratio 0.6426335152399435 0.65088187279611953 0.66735544056766694 0.64613842771467411 0.62438219436777309 Efficiency Adjusted efficiency ratio (1)(2) 0.62383665258488064 0.66449018609204968 0.63345574992939546 0.64613842771467411 0.62438219436777309 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets 1.27793716964838% 1.467837098863146% 1.385725713361377% 1.417987509983102% 1.499638310083182% ALLL to total loans ALLL to total loans .76794280676573% .696663343754404% .66698543077269% .839715963508823% .862576794039476% Net charge-offs to average loans Net charge-offs to average loans 13038804646194944.130388046461949% 46044991812014998.46044991812015% 56550519897419628.565505198974196% 87132453527905912.871324535279059% 34795297811221227.347952978112212% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.15002965455523481 0.11227588755937876 0.117979 0.13503599999999999 0.11279400000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.1468642237387966 0.11535735876901632 0.11149199999999999 0.13445799999999999 0.11294999999999999 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.1333356046178133 0.10049263549053036 9.7041% 0.11952699999999999 9.7329% Total capital to risk-weighted assets Total capital to risk-weighted assets 0.16745050204592199 0.13662722385560225 0.13211899999999999 0.159106 0.138684 Per Share Amounts Common Book Value per share, basic Book value per share $22.755096533481389 $18.885720879181353 $18.349289063706372 $18.079930731140394 $16.589444167502869 Tangible common book value per common share Tangible book value per share (1) $18.2701997701135 $15.816120581282371 $15.286026662808258 $16.04102090159412 $14.200295420647416 EPS_Basic Basic earnings per common share $0.47778654941594234 $0.5731969840679455 $0.29495941598035236 $0.48392442055470947 $0.52554545180094692 EPS_Diluted Diluted earnings per common share $0.47064017295355659 $0.55972335628645931 $0.29303085682044722 $0.47381076124417193 $0.51125508581669088 DilutedEPS_Adj Adjusted diluted earnings per common share(1)(2) $0.5 $0.52 $0.34355943362214086 $0.47 $0.51

NON-GAAP FINANCIAL RECONCILIATION PAGE Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding our operational performance and to enhance investors' overall understanding of such financial performance. 43281QTD 42916QTD 42825QTD 42460QTD 42185QTD 43281YTD 42916YTD Period end date 43281 43190 43100 43008 42916 43281 42916 Quarter 2 Days in Year 365 365 365 365 365 365 365 Days in Quarter 91 90 92 92 91 181 181 As of and for the Three Months Ended As of and for the Six Months Ended (Dollars in thousands, June 30, March 31, December 31, September 30, June 30, June 30, June 30, except per share amounts) 2018 2018 2017 2017 2017 2018 2017 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 $24,070 $19,748 Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 0 0 4,814 Transaction related costs 1,094 0 1,688 0 0 1,094 325 Tax effect of adjustments -,257 248.36490000000001 -,601 0 0 -9 5,754 Adjusted net income available to common stockholders $13,029 $11,055.3649 $7,198 $9,587 $9,467 $24,084 $9,781 Manual Adj Dilutive effect of convertible preferred stock 193 190 194 195 193 383 0 Adjusted net income available to common stockholders - diluted $13,222 $11,245.3649 $7,392 $9,782 $9,660 $24,467 $9,781 Diluted_Shrs Weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 23,950,143 18,899,865 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 -,670,244 Adjusted weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 23,950,143 18,229,621 YTD YTD Adjusted diluted earnings per common share $0.5 $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.02 $0.54 $0 $0 $0 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 $24,070 $19,748 AvgTangEq Average tangible common equity ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,409,508.59293092898 ,246,289.91883327698 Return on average tangible common equity 9.9496920671026612E-2 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.11852974788353238 0.16169283381868743 Adjusted efficiency ratio: Net interest income $53,257 $47,130 $45,796 $39,512 $38,557 $,100,387 $70,376 Non-interest income 4,945 5,172 3,998 4,171 5,202 10,117 32,487 Operating revenue 58,202 52,302 49,794 43,683 43,759 ,110,504 ,102,863 Manual Adj Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Adjusted operating revenue $58,202 $51,231 $49,794 $43,683 $43,759 $,109,433 $82,003 Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 $71,445 $62,158 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs -1,094 0 -1,688 0 0 -1,094 -,325 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 $70,351 $57,019 Adjusted efficiency ratio 0.62384454142469326 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.64286823901382584 0.69532821969927927 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 $71,445 $62,158 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs -1,094 0 -1,688 0 0 -1,094 -,325 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 $70,351 $57,019 Total non-interest income $4,945 $5,172 $3,998 $4,171 $5,202 $10,117 $32,487 Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Adjusted non-interest income $4,945 $4,101 $3,998 $4,171 $5,202 $9,046 $11,627 Adjusted net non-interest expenses $31,364 $29,941 $27,545 $24,054 $22,119 $61,305 $45,392 AvgAssets Average total assets $3,628,960 $3,410,883 $3,181,697 $2,849,170 $2,723,303 $3,520,522 $2,671,580 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.5115845028770083E-2 3.4263003013632463E-2 As of and for the Three Months Ended As of and for the Six Months Ended (Dollars in thousands, June 30, March 31, December 31, September 30, June 30, June 30, June 30, except per share amounts) 2018 2018 2017 2017 2017 2018 2017 Reported yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.88% 7.489999999999999% DisAcrLYLD Effect of accretion income on acquired loans -0.5% -0.29% -0.259999999999999% -0.24% -0.54% -0.399999999999999% -0.39% Adjusted yield on loans 7.5908962580909997E-2 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 7.4790182607675379E-2 7.0969831950009624E-2 Reported net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 6.213868258669447% 5.775062740791382% DisAcrLNIM Effect of accretion income on acquired loans -0.44% -0.25% -0.23% -0.21% -0.46% -0.34% -0.33% Adjusted net interest margin 5.9211947160778114E-2 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.8663871710374238E-2 5.4497074612335855E-2 Total stockholders' equity $,607,225 $,402,944 $,391,698 $,386,097 $,310,467 $,607,225 $,310,467 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,597,567 ,393,286 ,382,040 ,376,439 ,300,809 ,597,567 ,300,809 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 -,117,777 ,-43,321 Tangible common stockholders' equity $,479,790 $,329,363 $,318,262 $,333,987 $,257,488 $,479,790 $,257,488 Common shares outstanding, end of period Common shares outstanding 26,260,785 20,824,509 20,820,445 20,820,900 18,132,585 26,260,785 18,132,585 Tangible book value per share $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $18.270207840321603 $14.200291905428818 Total assets at end of period $3,794,631 $3,405,010 $3,499,033 $2,906,161 $2,836,684 $3,794,631 $2,836,684 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 -,117,777 ,-43,321 Adjusted total assets at period end $3,676,854 $3,341,087 $3,435,255 $2,863,709 $2,793,363 $3,676,854 $2,793,363 Tangible common stockholders' equity ratio 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 0.13048927153485018 9.2178495956307865E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 Gain on sale of subsidiary 0 -1,071 0 0 0 Incremental bonus related to transaction 0 0 0 0 0 Transaction related costs 1,094 0 1,688 0 0 Tax effect of adjustments -,257 248.36490000000001 -,601 0 0 Adjusted net income available to common stockholders $13,029 $11,055.3649 $7,198 $9,587 $9,467 Dilutive effect of convertible preferred stock 193 190 194 195 193 Adjusted net income available to common stockholders - diluted $13,222 $11,245.3649 $7,392 $9,782 $9,660 Weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 Adjusted diluted earnings per common share $0.5 $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 Average tangible common equity ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 Return on average tangible common equity 9.9496920671026612E-2 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Adjusted efficiency ratio: Net interest income $53,257 $47,130 $45,796 $39,512 $38,557 Non-interest income 4,945 5,172 3,998 4,171 5,202 Operating revenue 58,202 52,302 49,794 43,683 43,759 Gain on sale of subsidiary 0 -1,071 0 0 0 Adjusted operating revenue $58,202 $51,231 $49,794 $43,683 $43,759 Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 Transaction related costs -1,094 0 -1,688 0 0 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 Adjusted efficiency ratio 0.62384454142469326 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 Transaction related costs -1,094 0 -1,688 0 0 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 Total non-interest income $4,945 $5,172 $3,998 $4,171 $5,202 Gain on sale of subsidiary 0 -1,071 0 0 0 Adjusted non-interest income $4,945 $4,101 $3,998 $4,171 $5,202 Adjusted net non-interest expenses $31,364 $29,941 $27,545 $24,054 $22,119 Average total assets 3,628,960 3,410,883 3,181,697 2,849,170 2,723,303 Adjusted net non-interest expense to average assets ratio 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Reported yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% Effect of accretion income on acquired loans -0.5% -0.29% -0.259999999999999% -0.24% -0.54% Adjusted yield on loans 7.5908962580909997E-2 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 Reported net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% Effect of accretion income on acquired loans -0.44% -0.25% -0.23% -0.21% -0.46% Adjusted net interest margin 5.9211947160778114E-2 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 Total stockholders' equity $,607,225 $,402,944 $,391,698 $,386,097 $,310,467 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,597,567 ,393,286 ,382,040 ,376,439 ,300,809 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 Tangible common stockholders' equity $,479,790 $,329,363 $,318,262 $,333,987 $,257,488 Common shares outstanding at end of period 26,260,785 20,824,509 20,820,445 20,820,900 18,132,585 Tangible book value per share $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 Total assets at end of period $3,794,631 $3,405,010 $3,499,033 $2,906,161 $2,836,684 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 Adjusted total assets at period end $3,676,854 $3,341,087 $3,435,255 $2,863,709 $2,793,363 Tangible common stockholders' equity ratio 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 91 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended June 30, 2018 June 30, 2018 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $53,257 $53,257 Provision for Loan Losses $4,906 $4,906 Average Total Assets 3,628,960 3,628,960 Average Total Assets 3,628,960 3,628,960 Net Interest Income to Average Assets 5.8900000000000001E-2 5.8900000000000001E-2 Credit Costs to Average Assets 5.4000000000000003E-3 5.4000000000000003E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $37,403 $37,403 Income Tax Expense $3,508 $3,508 Transaction related costs 0 -1,094 Tax effect of adjustments 0 -,257 Adjusted Noninterest Expense 37,403 36,309 Adjusted Tax Expense 3,508 3,765 Total Noninterest Income 4,945 4,945 Average Total Assets 3,628,960 3,628,960 Net Noninterest Expense $32,458 $31,364 Taxes to Average Assets 3.8999999999999998E-3 4.1999999999999997E-3 Average Total Assets 3,628,960 3,628,960 Net Noninterest Expense to Average Assets Ratio 3.5900000000000001E-2 3.4700000000000002E-2 Return on Average Total Assets: Net Interest Income to Average Assets 5.89% 5.89% Pre-Provision Net Revenue to Average Total Assets: Net Noninterest Expense to Average Assets Ratio -3.59% -3.47% Net Interest Income $53,257 $53,257 Pre-Provision Net Revenue to Average Assets 2.3% 2.42% Adjusted Net Noninterest Expense ,-32,458 ,-31,364 Credit Costs to Average Assets -0.54% -0.54% Pre-Provision Net Revenue $20,799 $21,893 Taxes to Average Assets -0.39% -0.42% Average Total Assets 3,628,960 3,628,960 Return on Average Assets 1.3699999999999997E-2 1.4599999999999998E-2 Pre-Provision Net Revenue to Average Assets 2.3E-2 2.4199999999999999E-2 MANUAL ADJ FOR ROUNDING 0 0 0 1.0860816929515044E-5

NON-GAAP FINANCIAL RECONCILIATION PAGE 43281QTD 42916QTD 42825QTD 42460QTD 42185QTD 43281YTD 42916YTD Period end date 43281 43190 43100 43008 42916 43281 42916 Quarter 2 Days in Year 365 365 365 365 365 365 365 Days in Quarter 91 90 92 92 91 181 181 As of and for the Three Months Ended As of and for the Six Months Ended (Dollars in thousands, June 30, March 31, December 31, September 30, June 30, June 30, June 30, except per share amounts) 2018 2018 2017 2017 2017 2018 2017 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 $24,070 $19,748 Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 0 0 4,814 Transaction related costs 1,094 0 1,688 0 0 1,094 325 Tax effect of adjustments -,257 248.36490000000001 -,601 0 0 -9 5,754 Adjusted net income available to common stockholders $13,029 $11,055.3649 $7,198 $9,587 $9,467 $24,084 $9,781 Manual Adj Dilutive effect of convertible preferred stock 193 190 194 195 193 383 0 Adjusted net income available to common stockholders - diluted $13,222 $11,245.3649 $7,392 $9,782 $9,660 $24,467 $9,781 Diluted_Shrs Weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 23,950,143 18,899,865 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 -,670,244 Adjusted weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 23,950,143 18,229,621 YTD YTD Adjusted diluted earnings per common share $0.5 $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.02 $0.54 $0 $0 $0 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 $24,070 $19,748 AvgTangEq Average tangible common equity ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,409,508.59293092898 ,246,289.91883327698 Return on average tangible common equity 9.9496920671026612E-2 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.11852974788353238 0.16169283381868743 Adjusted efficiency ratio: Net interest income $53,257 $47,130 $45,796 $39,512 $38,557 $,100,387 $70,376 Non-interest income 4,945 5,172 3,998 4,171 5,202 10,117 32,487 Operating revenue 58,202 52,302 49,794 43,683 43,759 ,110,504 ,102,863 Manual Adj Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Adjusted operating revenue $58,202 $51,231 $49,794 $43,683 $43,759 $,109,433 $82,003 Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 $71,445 $62,158 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs -1,094 0 -1,688 0 0 -1,094 -,325 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 $70,351 $57,019 Adjusted efficiency ratio 0.62384454142469326 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.64286823901382584 0.69532821969927927 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 $71,445 $62,158 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs -1,094 0 -1,688 0 0 -1,094 -,325 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 $70,351 $57,019 Total non-interest income $4,945 $5,172 $3,998 $4,171 $5,202 $10,117 $32,487 Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Adjusted non-interest income $4,945 $4,101 $3,998 $4,171 $5,202 $9,046 $11,627 Adjusted net non-interest expenses $31,364 $29,941 $27,545 $24,054 $22,119 $61,305 $45,392 AvgAssets Average total assets $3,628,960 $3,410,883 $3,181,697 $2,849,170 $2,723,303 $3,520,522 $2,671,580 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.5115845028770083E-2 3.4263003013632463E-2 As of and for the Three Months Ended As of and for the Six Months Ended (Dollars in thousands, June 30, March 31, December 31, September 30, June 30, June 30, June 30, except per share amounts) 2018 2018 2017 2017 2017 2018 2017 Reported yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.88% 7.489999999999999% DisAcrLYLD Effect of accretion income on acquired loans -0.5% -0.29% -0.259999999999999% -0.24% -0.54% -0.399999999999999% -0.39% Adjusted yield on loans 7.5908962580909997E-2 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 7.4790182607675379E-2 7.0969831950009624E-2 Reported net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 6.213868258669447% 5.775062740791382% DisAcrLNIM Effect of accretion income on acquired loans -0.44% -0.25% -0.23% -0.21% -0.46% -0.34% -0.33% Adjusted net interest margin 5.9211947160778114E-2 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.8663871710374238E-2 5.4497074612335855E-2 Total stockholders' equity $,607,225 $,402,944 $,391,698 $,386,097 $,310,467 $,607,225 $,310,467 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,597,567 ,393,286 ,382,040 ,376,439 ,300,809 ,597,567 ,300,809 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 -,117,777 ,-43,321 Tangible common stockholders' equity $,479,790 $,329,363 $,318,262 $,333,987 $,257,488 $,479,790 $,257,488 Common shares outstanding, end of period Common shares outstanding 26,260,785 20,824,509 20,820,445 20,820,900 18,132,585 26,260,785 18,132,585 Tangible book value per share $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $18.270207840321603 $14.200291905428818 Total assets at end of period $3,794,631 $3,405,010 $3,499,033 $2,906,161 $2,836,684 $3,794,631 $2,836,684 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 -,117,777 ,-43,321 Adjusted total assets at period end $3,676,854 $3,341,087 $3,435,255 $2,863,709 $2,793,363 $3,676,854 $2,793,363 Tangible common stockholders' equity ratio 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 0.13048927153485018 9.2178495956307865E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 Gain on sale of subsidiary 0 -1,071 0 0 0 Incremental bonus related to transaction 0 0 0 0 0 Transaction related costs 1,094 0 1,688 0 0 Tax effect of adjustments -,257 248.36490000000001 -,601 0 0 Adjusted net income available to common stockholders $13,029 $11,055.3649 $7,198 $9,587 $9,467 Dilutive effect of convertible preferred stock 193 190 194 195 193 Adjusted net income available to common stockholders - diluted $13,222 $11,245.3649 $7,392 $9,782 $9,660 Weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 Adjusted diluted earnings per common share $0.5 $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 Average tangible common equity ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 Return on average tangible common equity 9.9496920671026612E-2 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Adjusted efficiency ratio: Net interest income $53,257 $47,130 $45,796 $39,512 $38,557 Non-interest income 4,945 5,172 3,998 4,171 5,202 Operating revenue 58,202 52,302 49,794 43,683 43,759 Gain on sale of subsidiary 0 -1,071 0 0 0 Adjusted operating revenue $58,202 $51,231 $49,794 $43,683 $43,759 Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 Transaction related costs -1,094 0 -1,688 0 0 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 Adjusted efficiency ratio 0.62384454142469326 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 Transaction related costs -1,094 0 -1,688 0 0 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 Total non-interest income $4,945 $5,172 $3,998 $4,171 $5,202 Gain on sale of subsidiary 0 -1,071 0 0 0 Adjusted non-interest income $4,945 $4,101 $3,998 $4,171 $5,202 Adjusted net non-interest expenses $31,364 $29,941 $27,545 $24,054 $22,119 Average total assets 3,628,960 3,410,883 3,181,697 2,849,170 2,723,303 Adjusted net non-interest expense to average assets ratio 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Reported yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% Effect of accretion income on acquired loans -0.5% -0.29% -0.259999999999999% -0.24% -0.54% Adjusted yield on loans 7.5908962580909997E-2 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 Reported net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% Effect of accretion income on acquired loans -0.44% -0.25% -0.23% -0.21% -0.46% Adjusted net interest margin 5.9211947160778114E-2 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 Total stockholders' equity $,607,225 $,402,944 $,391,698 $,386,097 $,310,467 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,597,567 ,393,286 ,382,040 ,376,439 ,300,809 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 Tangible common stockholders' equity $,479,790 $,329,363 $,318,262 $,333,987 $,257,488 Common shares outstanding at end of period 26,260,785 20,824,509 20,820,445 20,820,900 18,132,585 Tangible book value per share $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 Total assets at end of period $3,794,631 $3,405,010 $3,499,033 $2,906,161 $2,836,684 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 Adjusted total assets at period end $3,676,854 $3,341,087 $3,435,255 $2,863,709 $2,793,363 Tangible common stockholders' equity ratio 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 91 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended June 30, 2018 June 30, 2018 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $53,257 $53,257 Provision for Loan Losses $4,906 $4,906 Average Total Assets 3,628,960 3,628,960 Average Total Assets 3,628,960 3,628,960 Net Interest Income to Average Assets 5.8900000000000001E-2 5.8900000000000001E-2 Credit Costs to Average Assets 5.4000000000000003E-3 5.4000000000000003E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $37,403 $37,403 Income Tax Expense $3,508 $3,508 Transaction related costs 0 -1,094 Tax effect of adjustments 0 -,257 Adjusted Noninterest Expense 37,403 36,309 Adjusted Tax Expense 3,508 3,765 Total Noninterest Income 4,945 4,945 Average Total Assets 3,628,960 3,628,960 Net Noninterest Expense $32,458 $31,364 Taxes to Average Assets 3.8999999999999998E-3 4.1999999999999997E-3 Average Total Assets 3,628,960 3,628,960 Net Noninterest Expense to Average Assets Ratio 3.5900000000000001E-2 3.4700000000000002E-2 Return on Average Total Assets: Net Interest Income to Average Assets 5.89% 5.89% Pre-Provision Net Revenue to Average Total Assets: Net Noninterest Expense to Average Assets Ratio -3.59% -3.47% Net Interest Income $53,257 $53,257 Pre-Provision Net Revenue to Average Assets 2.3% 2.42% Adjusted Net Noninterest Expense ,-32,458 ,-31,364 Credit Costs to Average Assets -0.54% -0.54% Pre-Provision Net Revenue $20,799 $21,893 Taxes to Average Assets -0.39% -0.42% Average Total Assets 3,628,960 3,628,960 Return on Average Assets 1.3699999999999997E-2 1.4599999999999998E-2 Pre-Provision Net Revenue to Average Assets 2.3E-2 2.4199999999999999E-2 MANUAL ADJ FOR ROUNDING 0 0 0 1.0860816929515044E-5

NON-GAAP FINANCIAL RECONCILIATION PAGE 43281QTD 42916QTD 42825QTD 42460QTD 42185QTD 43281YTD 42916YTD Period end date 43281 43190 43100 43008 42916 43281 42916 Quarter 2 Days in Year 365 365 365 365 365 365 365 Days in Quarter 91 90 92 92 91 181 181 As of and for the Three Months Ended As of and for the Six Months Ended (Dollars in thousands, June 30, March 31, December 31, September 30, June 30, June 30, June 30, except per share amounts) 2018 2018 2017 2017 2017 2018 2017 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 $24,070 $19,748 Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 0 0 4,814 Transaction related costs 1,094 0 1,688 0 0 1,094 325 Tax effect of adjustments -,257 248.36490000000001 -,601 0 0 -9 5,754 Adjusted net income available to common stockholders $13,029 $11,055.3649 $7,198 $9,587 $9,467 $24,084 $9,781 Manual Adj Dilutive effect of convertible preferred stock 193 190 194 195 193 383 0 Adjusted net income available to common stockholders - diluted $13,222 $11,245.3649 $7,392 $9,782 $9,660 $24,467 $9,781 Diluted_Shrs Weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 23,950,143 18,899,865 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 -,670,244 Adjusted weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 23,950,143 18,229,621 YTD YTD Adjusted diluted earnings per common share $0.5 $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.02 $0.54 $0 $0 $0 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 $24,070 $19,748 AvgTangEq Average tangible common equity ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,409,508.59293092898 ,246,289.91883327698 Return on average tangible common equity 9.9496920671026612E-2 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.11852974788353238 0.16169283381868743 Adjusted efficiency ratio: Net interest income $53,257 $47,130 $45,796 $39,512 $38,557 $,100,387 $70,376 Non-interest income 4,945 5,172 3,998 4,171 5,202 10,117 32,487 Operating revenue 58,202 52,302 49,794 43,683 43,759 ,110,504 ,102,863 Manual Adj Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Adjusted operating revenue $58,202 $51,231 $49,794 $43,683 $43,759 $,109,433 $82,003 Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 $71,445 $62,158 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs -1,094 0 -1,688 0 0 -1,094 -,325 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 $70,351 $57,019 Adjusted efficiency ratio 0.62384454142469326 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.64286823901382584 0.69532821969927927 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 $71,445 $62,158 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs -1,094 0 -1,688 0 0 -1,094 -,325 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 $70,351 $57,019 Total non-interest income $4,945 $5,172 $3,998 $4,171 $5,202 $10,117 $32,487 Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Adjusted non-interest income $4,945 $4,101 $3,998 $4,171 $5,202 $9,046 $11,627 Adjusted net non-interest expenses $31,364 $29,941 $27,545 $24,054 $22,119 $61,305 $45,392 AvgAssets Average total assets $3,628,960 $3,410,883 $3,181,697 $2,849,170 $2,723,303 $3,520,522 $2,671,580 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.5115845028770083E-2 3.4263003013632463E-2 As of and for the Three Months Ended As of and for the Six Months Ended (Dollars in thousands, June 30, March 31, December 31, September 30, June 30, June 30, June 30, except per share amounts) 2018 2018 2017 2017 2017 2018 2017 Reported yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.88% 7.489999999999999% DisAcrLYLD Effect of accretion income on acquired loans -0.5% -0.29% -0.259999999999999% -0.24% -0.54% -0.399999999999999% -0.39% Adjusted yield on loans 7.5908962580909997E-2 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 7.4790182607675379E-2 7.0969831950009624E-2 Reported net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 6.213868258669447% 5.775062740791382% DisAcrLNIM Effect of accretion income on acquired loans -0.44% -0.25% -0.23% -0.21% -0.46% -0.34% -0.33% Adjusted net interest margin 5.9211947160778114E-2 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.8663871710374238E-2 5.4497074612335855E-2 Total stockholders' equity $,607,225 $,402,944 $,391,698 $,386,097 $,310,467 $,607,225 $,310,467 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,597,567 ,393,286 ,382,040 ,376,439 ,300,809 ,597,567 ,300,809 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 -,117,777 ,-43,321 Tangible common stockholders' equity $,479,790 $,329,363 $,318,262 $,333,987 $,257,488 $,479,790 $,257,488 Common shares outstanding, end of period Common shares outstanding 26,260,785 20,824,509 20,820,445 20,820,900 18,132,585 26,260,785 18,132,585 Tangible book value per share $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $18.270207840321603 $14.200291905428818 Total assets at end of period $3,794,631 $3,405,010 $3,499,033 $2,906,161 $2,836,684 $3,794,631 $2,836,684 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 -,117,777 ,-43,321 Adjusted total assets at period end $3,676,854 $3,341,087 $3,435,255 $2,863,709 $2,793,363 $3,676,854 $2,793,363 Tangible common stockholders' equity ratio 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 0.13048927153485018 9.2178495956307865E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 Gain on sale of subsidiary 0 -1,071 0 0 0 Incremental bonus related to transaction 0 0 0 0 0 Transaction related costs 1,094 0 1,688 0 0 Tax effect of adjustments -,257 248.36490000000001 -,601 0 0 Adjusted net income available to common stockholders $13,029 $11,055.3649 $7,198 $9,587 $9,467 Dilutive effect of convertible preferred stock 193 190 194 195 193 Adjusted net income available to common stockholders - diluted $13,222 $11,245.3649 $7,392 $9,782 $9,660 Weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 Adjusted diluted earnings per common share $0.5 $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 Average tangible common equity ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 Return on average tangible common equity 9.9496920671026612E-2 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Adjusted efficiency ratio: Net interest income $53,257 $47,130 $45,796 $39,512 $38,557 Non-interest income 4,945 5,172 3,998 4,171 5,202 Operating revenue 58,202 52,302 49,794 43,683 43,759 Gain on sale of subsidiary 0 -1,071 0 0 0 Adjusted operating revenue $58,202 $51,231 $49,794 $43,683 $43,759 Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 Transaction related costs -1,094 0 -1,688 0 0 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 Adjusted efficiency ratio 0.62384454142469326 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 Transaction related costs -1,094 0 -1,688 0 0 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 Total non-interest income $4,945 $5,172 $3,998 $4,171 $5,202 Gain on sale of subsidiary 0 -1,071 0 0 0 Adjusted non-interest income $4,945 $4,101 $3,998 $4,171 $5,202 Adjusted net non-interest expenses $31,364 $29,941 $27,545 $24,054 $22,119 Average total assets 3,628,960 3,410,883 3,181,697 2,849,170 2,723,303 Adjusted net non-interest expense to average assets ratio 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Reported yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% Effect of accretion income on acquired loans -0.5% -0.29% -0.259999999999999% -0.24% -0.54% Adjusted yield on loans 7.5908962580909997E-2 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 Reported net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% Effect of accretion income on acquired loans -0.44% -0.25% -0.23% -0.21% -0.46% Adjusted net interest margin 5.9211947160778114E-2 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 Total stockholders' equity $,607,225 $,402,944 $,391,698 $,386,097 $,310,467 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,597,567 ,393,286 ,382,040 ,376,439 ,300,809 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 Tangible common stockholders' equity $,479,790 $,329,363 $,318,262 $,333,987 $,257,488 Common shares outstanding at end of period 26,260,785 20,824,509 20,820,445 20,820,900 18,132,585 Tangible book value per share $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 Total assets at end of period $3,794,631 $3,405,010 $3,499,033 $2,906,161 $2,836,684 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 Adjusted total assets at period end $3,676,854 $3,341,087 $3,435,255 $2,863,709 $2,793,363 Tangible common stockholders' equity ratio 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 91 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended June 30, 2018 June 30, 2018 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $53,257 $53,257 Provision for Loan Losses $4,906 $4,906 Average Total Assets 3,628,960 3,628,960 Average Total Assets 3,628,960 3,628,960 Net Interest Income to Average Assets 5.8900000000000001E-2 5.8900000000000001E-2 Credit Costs to Average Assets 5.4000000000000003E-3 5.4000000000000003E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $37,403 $37,403 Income Tax Expense $3,508 $3,508 Transaction related costs 0 -1,094 Tax effect of adjustments 0 -,257 Adjusted Noninterest Expense 37,403 36,309 Adjusted Tax Expense 3,508 3,765 Total Noninterest Income 4,945 4,945 Average Total Assets 3,628,960 3,628,960 Net Noninterest Expense $32,458 $31,364 Taxes to Average Assets 3.8999999999999998E-3 4.1999999999999997E-3 Average Total Assets 3,628,960 3,628,960 Net Noninterest Expense to Average Assets Ratio 3.5900000000000001E-2 3.4700000000000002E-2 Return on Average Total Assets: Net Interest Income to Average Assets 5.89% 5.89% Pre-Provision Net Revenue to Average Total Assets: Net Noninterest Expense to Average Assets Ratio -3.59% -3.47% Net Interest Income $53,257 $53,257 Pre-Provision Net Revenue to Average Assets 2.3% 2.42% Adjusted Net Noninterest Expense ,-32,458 ,-31,364 Credit Costs to Average Assets -0.54% -0.54% Pre-Provision Net Revenue $20,799 $21,893 Taxes to Average Assets -0.39% -0.42% Average Total Assets 3,628,960 3,628,960 Return on Average Assets 1.3699999999999997E-2 1.4599999999999998E-2 Pre-Provision Net Revenue to Average Assets 2.3E-2 2.4199999999999999E-2 MANUAL ADJ FOR ROUNDING 0 0 0 1.0860816929515044E-5

NON-GAAP FINANCIAL RECONCILIATION PAGE 43281QTD 42916QTD 42825QTD 42460QTD 42185QTD 43281YTD 42916YTD Period end date 43281 43190 43100 43008 42916 43281 42916 Quarter 2 Days in Year 365 365 365 365 365 365 365 Days in Quarter 91 90 92 92 91 181 181 As of and for the Three Months Ended As of and for the Six Months Ended (Dollars in thousands, June 30, March 31, December 31, September 30, June 30, June 30, June 30, except per share amounts) 2018 2018 2017 2017 2017 2018 2017 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 $24,070 $19,748 Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 0 0 4,814 Transaction related costs 1,094 0 1,688 0 0 1,094 325 Tax effect of adjustments -,257 248.36490000000001 -,601 0 0 -9 5,754 Adjusted net income available to common stockholders $13,029 $11,055.3649 $7,198 $9,587 $9,467 $24,084 $9,781 Manual Adj Dilutive effect of convertible preferred stock 193 190 194 195 193 383 0 Adjusted net income available to common stockholders - diluted $13,222 $11,245.3649 $7,392 $9,782 $9,660 $24,467 $9,781 Diluted_Shrs Weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 23,950,143 18,899,865 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 -,670,244 Adjusted weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 23,950,143 18,229,621 YTD YTD Adjusted diluted earnings per common share $0.5 $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.02 $0.54 $0 $0 $0 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 $24,070 $19,748 AvgTangEq Average tangible common equity ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,409,508.59293092898 ,246,289.91883327698 Return on average tangible common equity 9.9496920671026612E-2 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.11852974788353238 0.16169283381868743 Adjusted efficiency ratio: Net interest income $53,257 $47,130 $45,796 $39,512 $38,557 $,100,387 $70,376 Non-interest income 4,945 5,172 3,998 4,171 5,202 10,117 32,487 Operating revenue 58,202 52,302 49,794 43,683 43,759 ,110,504 ,102,863 Manual Adj Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Adjusted operating revenue $58,202 $51,231 $49,794 $43,683 $43,759 $,109,433 $82,003 Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 $71,445 $62,158 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs -1,094 0 -1,688 0 0 -1,094 -,325 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 $70,351 $57,019 Adjusted efficiency ratio 0.62384454142469326 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.64286823901382584 0.69532821969927927 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 $71,445 $62,158 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs -1,094 0 -1,688 0 0 -1,094 -,325 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 $70,351 $57,019 Total non-interest income $4,945 $5,172 $3,998 $4,171 $5,202 $10,117 $32,487 Gain on sale of subsidiary 0 -1,071 0 0 0 -1,071 ,-20,860 Adjusted non-interest income $4,945 $4,101 $3,998 $4,171 $5,202 $9,046 $11,627 Adjusted net non-interest expenses $31,364 $29,941 $27,545 $24,054 $22,119 $61,305 $45,392 AvgAssets Average total assets $3,628,960 $3,410,883 $3,181,697 $2,849,170 $2,723,303 $3,520,522 $2,671,580 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.5115845028770083E-2 3.4263003013632463E-2 As of and for the Three Months Ended As of and for the Six Months Ended (Dollars in thousands, June 30, March 31, December 31, September 30, June 30, June 30, June 30, except per share amounts) 2018 2018 2017 2017 2017 2018 2017 Reported yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.88% 7.489999999999999% DisAcrLYLD Effect of accretion income on acquired loans -0.5% -0.29% -0.259999999999999% -0.24% -0.54% -0.399999999999999% -0.39% Adjusted yield on loans 7.5908962580909997E-2 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 7.4790182607675379E-2 7.0969831950009624E-2 Reported net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 6.213868258669447% 5.775062740791382% DisAcrLNIM Effect of accretion income on acquired loans -0.44% -0.25% -0.23% -0.21% -0.46% -0.34% -0.33% Adjusted net interest margin 5.9211947160778114E-2 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.8663871710374238E-2 5.4497074612335855E-2 Total stockholders' equity $,607,225 $,402,944 $,391,698 $,386,097 $,310,467 $,607,225 $,310,467 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,597,567 ,393,286 ,382,040 ,376,439 ,300,809 ,597,567 ,300,809 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 -,117,777 ,-43,321 Tangible common stockholders' equity $,479,790 $,329,363 $,318,262 $,333,987 $,257,488 $,479,790 $,257,488 Common shares outstanding, end of period Common shares outstanding 26,260,785 20,824,509 20,820,445 20,820,900 18,132,585 26,260,785 18,132,585 Tangible book value per share $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $18.270207840321603 $14.200291905428818 Total assets at end of period $3,794,631 $3,405,010 $3,499,033 $2,906,161 $2,836,684 $3,794,631 $2,836,684 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 -,117,777 ,-43,321 Adjusted total assets at period end $3,676,854 $3,341,087 $3,435,255 $2,863,709 $2,793,363 $3,676,854 $2,793,363 Tangible common stockholders' equity ratio 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 0.13048927153485018 9.2178495956307865E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 Gain on sale of subsidiary 0 -1,071 0 0 0 Incremental bonus related to transaction 0 0 0 0 0 Transaction related costs 1,094 0 1,688 0 0 Tax effect of adjustments -,257 248.36490000000001 -,601 0 0 Adjusted net income available to common stockholders $13,029 $11,055.3649 $7,198 $9,587 $9,467 Dilutive effect of convertible preferred stock 193 190 194 195 193 Adjusted net income available to common stockholders - diluted $13,222 $11,245.3649 $7,392 $9,782 $9,660 Weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 Adjusted diluted earnings per common share $0.5 $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 Net income available to common stockholders $12,192 $11,878 $6,111 $9,587 $9,467 Average tangible common equity ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 Return on average tangible common equity 9.9496920671026612E-2 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Adjusted efficiency ratio: Net interest income $53,257 $47,130 $45,796 $39,512 $38,557 Non-interest income 4,945 5,172 3,998 4,171 5,202 Operating revenue 58,202 52,302 49,794 43,683 43,759 Gain on sale of subsidiary 0 -1,071 0 0 0 Adjusted operating revenue $58,202 $51,231 $49,794 $43,683 $43,759 Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 Transaction related costs -1,094 0 -1,688 0 0 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 Adjusted efficiency ratio 0.62384454142469326 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $37,403 $34,042 $33,231 $28,225 $27,321 Transaction related costs -1,094 0 -1,688 0 0 Adjusted non-interest expenses $36,309 $34,042 $31,543 $28,225 $27,321 Total non-interest income $4,945 $5,172 $3,998 $4,171 $5,202 Gain on sale of subsidiary 0 -1,071 0 0 0 Adjusted non-interest income $4,945 $4,101 $3,998 $4,171 $5,202 Adjusted net non-interest expenses $31,364 $29,941 $27,545 $24,054 $22,119 Average total assets 3,628,960 3,410,883 3,181,697 2,849,170 2,723,303 Adjusted net non-interest expense to average assets ratio 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2018 2018 2017 2017 2017 Reported yield on loans 8.9% 7.65% 7.729999999999999% 7.439999999999999% 7.79% Effect of accretion income on acquired loans -0.5% -0.29% -0.259999999999999% -0.24% -0.54% Adjusted yield on loans 7.5908962580909997E-2 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 Reported net interest margin 6.355209121569136% 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% Effect of accretion income on acquired loans -0.44% -0.25% -0.23% -0.21% -0.46% Adjusted net interest margin 5.9211947160778114E-2 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 Total stockholders' equity $,607,225 $,402,944 $,391,698 $,386,097 $,310,467 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,597,567 ,393,286 ,382,040 ,376,439 ,300,809 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 Tangible common stockholders' equity $,479,790 $,329,363 $,318,262 $,333,987 $,257,488 Common shares outstanding at end of period 26,260,785 20,824,509 20,820,445 20,820,900 18,132,585 Tangible book value per share $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 Total assets at end of period $3,794,631 $3,405,010 $3,499,033 $2,906,161 $2,836,684 Goodwill and other intangibles -,117,777 ,-63,923 ,-63,778 ,-42,452 ,-43,321 Adjusted total assets at period end $3,676,854 $3,341,087 $3,435,255 $2,863,709 $2,793,363 Tangible common stockholders' equity ratio 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 91 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended June 30, 2018 June 30, 2018 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $53,257 $53,257 Provision for Loan Losses $4,906 $4,906 Average Total Assets 3,628,960 3,628,960 Average Total Assets 3,628,960 3,628,960 Net Interest Income to Average Assets 5.8900000000000001E-2 5.8900000000000001E-2 Credit Costs to Average Assets 5.4000000000000003E-3 5.4000000000000003E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $37,403 $37,403 Income Tax Expense $3,508 $3,508 Transaction related costs 0 -1,094 Tax effect of adjustments 0 -,257 Adjusted Noninterest Expense 37,403 36,309 Adjusted Tax Expense 3,508 3,765 Total Noninterest Income 4,945 4,945 Average Total Assets 3,628,960 3,628,960 Net Noninterest Expense $32,458 $31,364 Taxes to Average Assets 3.8999999999999998E-3 4.1999999999999997E-3 Average Total Assets 3,628,960 3,628,960 Net Noninterest Expense to Average Assets Ratio 3.5900000000000001E-2 3.4700000000000002E-2 Return on Average Total Assets: Net Interest Income to Average Assets 5.89% 5.89% Pre-Provision Net Revenue to Average Total Assets: Net Noninterest Expense to Average Assets Ratio -3.59% -3.47% Net Interest Income $53,257 $53,257 Pre-Provision Net Revenue to Average Assets 2.3% 2.42% Adjusted Net Noninterest Expense ,-32,458 ,-31,364 Credit Costs to Average Assets -0.54% -0.54% Pre-Provision Net Revenue $20,799 $21,893 Taxes to Average Assets -0.39% -0.42% Average Total Assets 3,628,960 3,628,960 Return on Average Assets 1.3699999999999997E-2 1.4599999999999998E-2 Pre-Provision Net Revenue to Average Assets 2.3E-2 2.4199999999999999E-2 MANUAL ADJ FOR ROUNDING 0 0 0 1.0860816929515044E-5